Exhibit 99.2

Kroger

WORLD
TINT WORLD
Envy

TROPICAL SMOOTHIE
CAFE

Supplemental Operating and Financial Data
for the three and nine months ended September 30, 2015

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Steven M. Belote - CFO
Robin A. Hanisch - Secretary
David R. Kelly - Senior VP & Director of Acquisitions
Jeffrey B. Parker - Director of Leasing

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	Ann L. McKinney
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com
Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended September 30, 2015 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common stockholders	$(22,134,127)
Net loss per basic and diluted share	$(0.35)
Funds from operations (FFO) (1)	$(2,167,593)
FFO per common share and Operating Partnership (OP) unit	$(0.04)
Adjusted FFO (AFFO) (1)	$1,359,229
AFFO per common share and OP unit	$0.02
Pro forma AFFO per common share and OP unit (2)	$0.02

Assets
Investment Properties, net (less accumulated depreciation and amortization) (3)	$263,113,891
Total Assets	$339,037,026
Debt to Total Assets (3)	61.38%

Market Capitalization
Common shares outstanding	66,146,331
OP units outstanding	4,069,578
Total common shares and OP units	70,215,909
Range of Common Stock closing prices for the third quarter 2015	$1.77-$2.05
Common Stock closing price at third quarter end	$1.90
Total number of Series B preferred shares	729,119
Range of Series B preferred closing prices for the third quarter 2015	$22.10-$24.50
Series B preferred closing price at third quarter end	$23.25
Total debt (3)	$208,097,304
Common Stock market capitalization (as of September 30, 2015 closing stock price)	$125,678,029

Portfolio Summary
Total Gross Leasable Area (GLA)	3,338,858 sq. ft.
Occupancy Rate	94.3%
Annualized Base Rent	$29,301,944
Total number of leases signed or renewed during the third quarter of 2015	26
Total sq. ft. leases signed or renewed during the third quarter of 2015	96,238
(1)    See page 12 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Pro forma AFFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square, Sunshine Plaza, Barnett Portfolio, Grove Park, Parkway Plaza, Ft. Howard Square and Conyers Crossing acquisitions; the sales of Bixby Commons, Harps and Jenks Reasors; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our September 2015 Quarterly Report on Form 10-Q, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the nine months ended September 30, 2015 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.
(3)     Investment properties, net includes investment properties held for sale. Debt to total assets includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS:
Investment properties, net	$238,211,766	$127,140,394
Cash and cash equivalents	7,993,293	9,969,748
Rents and other tenant receivables, net	2,143,239	1,874,084
Goodwill	5,485,823	7,004,072
Assets held for sale	28,783,341	29,093,364
Above market lease intangible, net	7,087,784	4,488,900
Deferred costs and other assets, net	49,331,780	25,400,706
Total Assets	$339,037,026	$204,971,268
LIABILITIES:
Loans payable	$186,283,498	$120,865,586
Liabilities associated with assets held for sale	21,943,128	20,722,981
Below market lease intangible, net	8,237,912	5,182,437
Accounts payable, accrued expenses and other liabilities	9,189,347	5,076,837
Total Liabilities	225,653,885	151,847,841
Commitments and contingencies	—	—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 562 and 1,809 shares issued and outstanding, respectively)	452,971	1,458,050
Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 and 1,648,900 shares issued and outstanding, respectively)	16,996,622	37,620,254
Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 66,146,331 and 7,512,979 shares issued and outstanding, respectively)	661,463	75,129
Additional paid-in capital	219,921,401	31,077,060
Accumulated deficit	(134,145,251)	(27,660,234)
Total Shareholders’ Equity	103,887,206	42,570,259
Noncontrolling interests	9,495,935	10,553,168
Total Equity	113,383,141	53,123,427
Total Liabilities and Equity	$339,037,026	$204,971,268

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)
TOTAL REVENUES	$7,167,213	$3,506,414	$18,213,885	$9,479,342
OPERATING EXPENSES:
Property operations	2,094,054	1,101,006	5,474,129	2,819,618
Non-REIT management and leasing services	299,566	—	901,118	—
Depreciation and amortization	4,824,448	1,961,041	11,672,780	4,996,141
Provision for credit losses	112,580	46,774	214,316	18,742
Corporate general & administrative	4,895,567	3,024,675	10,710,262	5,203,728
Total Operating Expenses	12,226,215	6,133,496	28,972,605	13,038,229
Operating Income	(5,059,002)	(2,627,082)	(10,758,720)	(3,558,887)
Interest expense	(2,306,017)	(1,491,749)	(6,406,466)	(3,945,332)
Net Loss from Continuing Operations	(7,365,019)	(4,118,831)	(17,165,186)	(7,504,219)
Income from Discontinued Operations	206,603	117,078	488,343	351,137
Net Loss	(7,158,416)	(4,001,753)	(16,676,843)	(7,153,082)
Less: Net loss attributable to noncontrolling interests	(428,702)	(487,284)	(1,331,294)	(655,987)
Net Loss Attributable to Wheeler REIT	(6,729,714)	(3,514,469)	(15,345,549)	(6,497,095)
Preferred stock dividends	(2,279,907)	(1,088,062)	(13,116,232)	(1,552,320)
Deemed dividend related to beneficial conversion feature of preferred stock	(13,124,506)	—	(72,644,506)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$(22,134,127)	$(4,602,531)	$(101,106,287)	$(8,049,415)
Loss per share from continuing operations:
Basic and Diluted	$(0.35)	$(0.64)	$(3.41)	$(1.15)
Earnings per share from discontinued operations	0.00	0.02	0.01	0.05
	$(0.35)	$(0.62)	$(3.40)	$(1.10)
Weighted-average number of shares:
Basic and Diluted	63,262,408	7,430,413	29,757,718	7,316,147

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and AFFO	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)
FFO	$(2,167,593)	$(1,796,509)	$(4,374,787)	$(1,426,292)
Preferred stock dividends	(2,279,907)	(1,088,062)	(13,116,232)	(1,552,320)
Preferred stock accretion adjustments	1,857,133	114,719	8,836,696	181,856
FFO available to common shareholders and common unitholders	(2,590,367)	(2,769,852)	(8,654,323)	(2,796,756)
Acquisition costs	1,733,639	1,505,000	3,167,378	1,905,000
Capital related costs	1,826,240	—	2,447,890	—
Other non-recurring expenses (2)	149,833	—	566,813	—
Share-based compensation	54,700	45,000	356,000	190,000
Straight-line rent	(108,595)	41,844	(202,030)	179,953
Loan cost amortization	303,463	140,068	1,048,711	414,668
Above (below) market lease amortization	153,512	44,288	562,987	(1,468)
Perimeter legal accrual	3,504	—	127,804	—
Tenant improvement reserves	(76,500)	—	(199,400)	—
Recurring capital expenditures	(90,200)	—	(237,700)	—
AFFO	$1,359,229	$(993,652)	$(1,015,870)	$(108,603)

Weighted Average Common Shares	$63,262,408	$7,430,413	$29,757,718	$7,316,147
Weighted Average Common Units	4,149,556	2,029,768	3,797,605	1,967,428
Total Common Shares and Units	67,411,964	9,460,181	33,555,323	9,283,575
FFO per Common Share and Common Units	$(0.04)	$(0.29)	$(0.26)	$(0.30)
AFFO per Common Share and Common Units	$0.02	$(0.11)	$(0.03)	$(0.01)
Pro forma AFFO per Common Share and Common Units (3)	$0.02		$0.07

(1)    See page 12 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our September 2015 Quarterly Report on Form 10-Q.
(3)    Pro forma AFFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square, Sunshine Plaza, Barnett Portfolio, Grove Park, Parkway Plaza, Ft. Howard Square and Conyers Crossing acquisitions; the sales of Bixby Commons, Harps and Jenks Reasors; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our September 2015 Quarterly Report on Form 10-Q, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the nine months ended September 30, 2015 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)
Property Revenues	$6,948,196	$3,506,414	$17,440,776	$9,479,342
Property Expenses	2,094,054	1,101,006	5,474,129	2,819,618
Property Net Operating Income	4,854,142	2,405,408	11,966,647	6,659,724
Asset Management and Commission Revenue	219,017	—	773,109	—
Non-REIT management and leasing services	299,566	—	901,118	—
Depreciation and amortization	4,824,448	1,961,041	11,672,780	4,996,141
Provision for credit losses	112,580	46,774	214,316	18,742
Corporate general & administrative	4,895,567	3,024,675	10,710,262	5,203,728
Total Other Operating Expenses	10,132,161	5,032,490	23,498,476	10,218,611
Interest Expense	2,306,017	1,491,749	6,406,466	3,945,332
Net Loss from Continuing Operations	(7,365,019)	(4,118,831)	(17,165,186)	(7,504,219)
Net Income from Discontinued Operations	206,603	117,078	488,343	351,137
Net Loss	$(7,158,416)	$(4,001,753)	$(16,676,843)	$(7,153,082)

EBITDA		Three Months Ended September 30,		Nine Months Ended September 30,
		2015	2014	2015	2014
		(unaudited)
Net Loss		$(7,158,416)	$(4,001,753)	$(16,676,843)	$(7,153,082)
Add back:	Depreciation and amortization (1)	5,144,335	2,249,532	12,865,043	5,725,322
	Interest Expense (2)	2,544,402	1,720,835	7,140,459	4,626,410
EBITDA		530,321	(31,386)	3,328,659	3,198,650
Adjustments for items affecting comparability:
	Acquisition costs	1,733,639	1,505,000	3,167,378	1,905,000
	Capital related costs	1,826,240	—	2,447,890	—
	Other non-recurring expenses (3)	149,833	—	566,813	—
Adjusted EBITDA		$4,240,033	$1,473,614	$9,510,740	$5,103,650
(1)    Includes above (below) market lease amortization and amounts associated with assets held for sale.
(2)    Includes loan cost amortization and amounts associated with assets held for sale.
(3)     Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our September 2015 Quarterly Report on Form 10-Q.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Debt Summary
For the Three Months Ended September 30, 2015
Loans Payable: $208.1 million
Weighted Average Interest Rate: 4.79%
Total Debt to Total Assets: 61.4%

Debt from Continuing Operations:

Maturities by Year	Amount	% Total Maturities
2016	$17,701,213	9.50%
2017	5,864,764	3.15%
2018	5,592,500	3.00%
2019	5,530,929	2.97%
2020	9,179,177	4.93%
Thereafter	142,414,915	76.45%
Total principal maturities	$186,283,498	100.00%

Debt Associated with Assets Held for Sale:

Maturities by Year	Amount	% Total Maturities
2016	$11,876,015	54.44%
2017	339,310	1.56%
2018	7,676,838	35.19%
2019	571,643	2.62%
2020	—	0.00%
Thereafter	1,350,000	6.19%
Total principal maturities	$21,813,806	100.00%

Total Debt:

Maturities by Year	Amount	% Total Maturities
2016	$29,577,228	14.21%
2017	6,204,074	2.98%
2018	13,269,338	6.38%
2019	6,102,572	2.93%
2020	9,179,177	4.41%
Thereafter	143,764,915	69.09%
Total principal maturities	$208,097,304	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary (continued)

Property/Description	Monthly Payment		Interest Rate	Debt Maturity	September 30, 2015	December 31, 2014
					(unaudited)
Shoppes at Eagle Harbor	$25,100		4.34%	March 2018	$3,670,562	$3,773,319
Lumber River Plaza	$18,414		5.65%	May 2015	—	2,894,862
Monarch Bank Building	$9,473		4.15%	December 2017	1,390,333	1,430,961
Perimeter Square	$28,089		6.38%	June 2016	4,198,947	4,294,216
Riversedge North	$8,802		6.00%	January 2019	973,975	1,007,856
Walnut Hill Plaza	$24,273		5.50%	July 2017	3,559,055	3,626,945
Harps at Harbor Point	$18,122		3.99%	December 2015	3,186,314	3,251,552
Twin City Commons	$17,827		4.86%	January 2023	3,239,229	3,279,076
Shoppes at TJ Maxx	$33,880		3.88%	May 2020	6,123,650	6,248,349
Bixby Commons	Interest only		2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only		4.25%	September 2015	—	2,074,432
Forrest Gallery	$50,973		5.40%	September 2023	8,957,445	9,045,880
Jenks Reasors	Interest only		4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$50,797		5.56%	September 2023	8,658,145	8,746,860
Starbucks/Verizon	$4,383		5.00%	July 2019	637,159	652,044
Winslow Plaza	Interest only		5.22%	December 2015	5,000,000	5,000,000
Cypress Shopping Center	Interest only		4.70%	July 2024	6,625,000	6,625,000
Harrodsburg Marketplace	$19,112		4.55%	September 2024	3,692,427	3,735,739
Port Crossing	$34,788		4.84%	August 2024	6,496,619	6,568,918
LaGrange Marketplace	$13,813		5.50%	March 2020	2,430,046	2,463,909
Freeway Junction	Interest only		4.60%	September 2024	8,150,000	8,150,000
DF I-Courtland	$1,411		6.50%	January 2019	—	115,728
DF I-Edenton	$250,000	(1)	3.75%	September 2016	1,150,000	1,650,000
DF I-Moyock	$10,665		5.00%	July 2019	445,021	522,430
Graystone Crossing	$20,386		4.55%	October 2024	4,000,000	4,000,000
Bryan Station	Interest only		4.52%	November 2024	4,625,000	4,625,000
Crockett Square	Interest only		4.47%	December 2024	6,337,500	6,337,500
Harbor Point	$11,024		5.85%	December 2016	754,706	1,544,567
Pierpont Centre	Interest only		3.95%	February 2025	9,800,000	—
Alex City Marketplace	Interest only		3.90%	April 2025	5,750,000	—
Butler Square	Interest only		4.08%	April 2025	5,640,000	—
Brook Run Shopping Center	Interest only		3.90%	June 2025	10,950,000	—
Beaver Ruin Village I and II	Interest only		4.73%	July 2025	9,400,000	—
Columbia Fire Station	Interest only		8.00%	December 2017	441,171	—
Sunshine Shopping Plaza	Interest only		4.57%	August 2025	5,900,000	—
Barnett Portfolio	Interest only		4.30%	September 2025	8,770,000	—
Grove Park Shopping Center	Interest only		4.52%	October 2025	3,800,000	—
Parkway Plaza	Interest only		4.57%	October 2025	3,500,000	—
Conyers Crossing	Interest only		4.67%	October 2025	5,960,000	—
Fort Howard Shopping Center	Interest only		4.57%	October 2025	7,100,000	—
Senior convertible notes	Interest only		9.00%	December 2018	3,000,000	6,000,000
Senior non-convertible notes	Interest only		9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only		9.00%	January 2016	2,160,000	2,160,000
South Carolina Food Lions Note	Interest only		5.25%	January 2024	12,375,000	12,375,000
Total Loans Payable (2)					$208,097,304	$141,450,143
(1) Represents quarterly payment.
(2) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Portfolio Summary (as of September 30, 2015)

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	129,941	87.9%	$935,291	$7.20
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4%	1,019,304	16.32
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0%	404,776	11.59
Berkley (2)	Norfolk, VA	—	—	—	—%	—	—
Bixby Commons	Bixby, OK	1	75,000	75,000	100.0%	768,500	10.25
Brook Run Shopping Center	Richmond, VA	21	147,738	139,154	94.2%	1,650,750	11.86
Brook Run Properties (2)	Richmond, VA	—	—	—	—%	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0%	553,004	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	829,592	10.07
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.0%	423,000	10.07
Carolina Place (2)	Onley, VA	—	—	—	—%	—	—
Chesapeake Square	Onley, VA	10	99,848	76,048	76.2%	607,583	7.99
Clover Plaza	Clover, SC	10	45,575	45,575	100.0%	354,771	7.78
Courtland Commons (2)	Courtland, VA	—	—	—	—%	—	—
Columbia Fire Station (2)	Columbia, SC	—	—	—	—%	—	—
Conyers Crossing	Conyers, GA	13	170,475	169,425	99.4%	861,032	5.08
Crockett Square	Morristown, TN	4	107,122	107,122	100.0%	871,897	8.14
Cypress Shopping Center	Boiling Springs, SC	16	80,435	77,635	96.5%	804,020	10.36
Edenton Commons (2)	Edenton, NC	—	—	—	—%	—	—
Forrest Gallery	Tullahoma, TN	25	214,450	197,198	92.0%	1,169,934	5.93
Fort Howard Shopping Center	Rincon, GA	16	113,652	107,813	94.9%	1,030,790	9.56
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9%	1,005,144	6.62
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.1%	484,295	8.60
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	513,256	23.33
Grove Park	Grove, OK	16	106,557	95,829	89.8%	681,547	7.11
Harbor Point (2)	Grove, OK	—	—	—	—%	—	—
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.0%	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0%	438,556	7.53
Hilton Head (2)	Hilton Head, SC	—	—	—	—%	—	—
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	148,629	19.06
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.0%	912,000	11.26
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.3%	387,875	5.43
Laskin Road (2)	Virginia Beach, VA	—	—	—	—%	—	—
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0%	502,906	7.53
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	250,538	69.21
Nashville Commons	Nashville, NC	12	56,100	56,100	100.0%	564,435	10.06
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	532,743	10.49
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7%	737,094	13.22
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,338,612	10.95
Port Crossing	Harrisonburg, VA	7	65,365	57,710	88.3%	741,234	12.84
Riversedge North (1)	Virginia Beach, VA	—	—	—	—%	—	—
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0%	1,115,281	11.92
South Square	Lancaster, SC	5	44,350	39,850	89.9%	318,822	8.00
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0%	185,695	33.16
St. George Plaza	St. George, SC	5	59,279	42,828	72.3%	292,821	6.84
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,486	96.7%	950,709	8.84
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	291,495	6.83
Tampa Festival	Tampa, FL	19	137,987	129,984	94.2%	1,174,904	9.04
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	456,327	19.58
Tulls Creek (2)	Moyock, NC	—	—	—	—%	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	450,310	9.44
Walnut Hill Plaza	Petersburg, VA	11	87,239	74,345	85.2%	589,314	7.93
Waterway Plaza	Little River, SC	9	49,750	48,550	97.6%	434,483	8.95
Westland Square	West Columbia, SC	10	62,735	57,665	91.9%	465,192	8.07
Winslow Plaza	Sicklerville, NJ	17	40,695	40,695	100.0%	573,202	14.09
Total		479	3,338,858	3,146,912	94.3%	$29,301,944	$9.31
(1)    Riversedge North is our corporate office.
(2)    This information is not available because the property is undeveloped.

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Top Ten Tenants by Annualized Base Rent
(as of September 30, 2015)

Total Tenants : 479

Tenants	Total Net Leasable Square Feet	% of Total Net Leasable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1. Bi-Lo/Winn Dixie	392,898	11.77%	$2,853	9.74%	$7.26
2. Food Lion	325,576	9.75%	2,691	9.18%	8.27
3. Hobby Lobby	114,298	3.42%	660	2.25%	5.77
4. Kroger	84,938	2.54%	534	1.82%	6.29
5. Burlington Coat Factory	83,552	2.50%	176	0.6%	2.11
6. Reasor's Foods	81,000	2.43%	912	3.11%	11.26
7. Associated Wholesale Grocery	75,000	2.25%	769	2.62%	10.25
8. Family Dollar	67,626	2.03%	465	1.59%	6.88
9. Giant Food Stores, LLC	58,473	1.75%	497	1.7%	8.50
10. Goodwill	56,343	1.69%	432	1.47%	7.67
	1,339,704	40.13%	9,989	34.08%	$7.46

Leasing Summary
(as of September 30, 2015)

Gross Leasable Area: 3,338,858 square feet
Total Square Footage Leased: 3,146,912 square feet
Occupancy Rate: 94.3%

Lease Expiration Schedule

Lease Expiration Year	Number of Expiring Leases	Total Expiring Net Leasable Square Footage	% of Total Expiring Net Leasable Square Footage	% of Total Leased Square Footage Expiring	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	191,946	5.75%	—	—	—	$—
2015	13	33,857	1.01%	1.08%	314	1.07%	9.27
2016	81	236,921	7.1%	7.53%	2,732	9.32%	11.53
2017	105	436,506	13.07%	13.87%	4,573	15.61%	10.48
2018	90	573,689	17.18%	18.23%	4,838	16.51%	8.43
2019	64	455,594	13.65%	14.48%	4,047	13.81%	8.88
2020	70	567,295	16.99%	18.03%	5,103	17.42%	9
2021	15	302,719	9.07%	9.62%	2,162	7.38%	7.14
2022	9	67,484	2.02%	2.14%	875	2.99%	12.97
2023	9	129,841	3.89%	4.13%	1,261	4.3%	9.71
2024	15	287,728	8.62%	9.14%	2,889	9.86%	10.04
2025 and thereafter	8	55,278	1.65%	1.75%	508	1.73%	9.19
	479	3,338,858	100.00%	100.00%	$29,302	100.00%	$9.31

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

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Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14